Summary Prospectus July 1, 2014

JPMorgan California Municipal Money Market Fund

Class/Ticker:     E*TRADE/JCEXX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.etrade.com/prospectus. You can also get this information at no cost by calling 1-800-ETRADE-1 (1-800-387-2331) or by sending an e-mail request to service@etrade.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated July 1, 2014, are incorporated by reference into this Summary Prospectus.

The Fund’s Objective

The Fund aims to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
E*TRADE
Management Fees	0.08%
Distribution (Rule 12b-1) Fees	0.60
Other Expenses	0.39
Shareholder Service Fees	0.30
Remainder of Other Expenses	0.09

Total Annual Fund Operating Expenses	1.07
Fee Waivers and Expense Reimbursements[1]	(0.07)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.00

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of E*TRADE Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of their average daily net assets. This contract cannot be terminated prior to 7/1/15, at which time the Service Providers will determine whether or not to renew or revise it. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
E*TRADE CLASS SHARES ($)	102	333	583	1,299

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from California personal income taxes and is not subject to the federal alternative minimum tax on individuals. As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in such municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

For purposes of the 80% policy above, the Fund will only invest in municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is excluded from gross income for federal income tax purposes, exempt from California personal income taxes and is not subject to the federal alternative minimum tax on individuals. Municipal obligations in which the Fund may invest are securities that are issued by the State of California, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions.

The Fund generally invests in short-term money market instruments, such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

In addition to purchasing municipal obligations directly, the Fund may invest in municipal obligations by (1) purchasing instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, such as tender option bonds, or (2) purchasing participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurances from legal counsel that the interest payable on the securities is excluded from gross income for federal income tax purposes, exempt from California personal income taxes and is not subject to the federal alternative minimum tax on individuals.

Up to 20% of the Fund’s total assets may be invested in non-California municipal obligations, subject to California personal income taxes, or in securities subject to federal income tax or the federal alternative minimum tax, such as taxable money market instruments or repurchase agreements.

The Fund is a money market fund managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will be 60 days or less and the dollar-weighted average life to matu- rity will be 120 days or less.

•

The Fund will only buy securities that have remaining maturities of 397 days or less or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulation.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund seeks to invest in securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Main Investment Risks

The Fund is subject to management risk and the Fund may not achieve its objective if the adviser’s expectations regarding particular securities or interest rates are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Interest Rate Risk. Changes in short-term interest rates will cause changes to the Fund’s yield. In addition, a low-interest rate environment may prevent the Fund from providing a positive yield or maintaining a stable net asset value of $1.00 per share. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that an issuer or a counterparty will fail to make payments when due or default completely. If an issuer’s or a counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate making it difficult for the Fund to sell such investments.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Risk of California Obligations. Because the Fund invests primarily in municipal obligations issued by the State of California, its political subdivisions, authorities, and agencies, its performance will be affected by the fiscal and economic health of that state and its municipalities. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California’s governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, manufacturing, entertainment, agriculture, tourism, construction and services, and may be sensitive to economic problems affecting those industries.

Municipal Obligations Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some obligations, including municipal lease obligations, carry additional risks.

Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the obligations and thus the value of the Fund’s investments. To the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs, currency fluctuations, and possible delayed settlement.

In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the obligations issued by the municipality and the value of the Fund’s investments.

There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. As a temporary defensive position, the adviser may invest any portion of the Fund’s assets in obligations subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Geographic Focus Risk. As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state money market fund is allowed by Securities and Exchange Commission (SEC) rules to invest a significantly greater portion than other money market funds of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Tax Risk. The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax or California personal income taxes. Consult your tax professional for more information.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Structured Product Risk. Structured products, such as tender option bonds, involve structural complexities and potential risks that may not be present where a municipal security is owned directly. These enhanced risks may include additional counterparty risk (the risk that the counterparty will not fulfill its contractual obligations) and call risk (the risk that the instruments will be called and the proceeds may need to be reinvested). Additionally, an active trading market for such instruments may not exist. To the extent that a structured product provides a put, a fund may receive a lower interest rate in return for such feature and will be subject to the risk that the put provider will be unable to honor the put feature (purchase the security). Finally, short-term municipal or tax-exempt structured products may present tax issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.

Net Asset Value Risk. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s affiliates will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a net asset value of $1.00 per share. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not occur in the future.

Concentration Risk. The Fund may invest more than 25% of its total assets in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.

Repurchase Agreement Risk. There is a risk that the counterparty to a repurchase agreement will default or otherwise become unable to honor a financial obligation and the value of your investment could decline as a result.

Risk Associated with the Fund Holding Cash. Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Risk of Regulation of Money Market Funds. Money market funds are subject to diversity, liquidity, credit quality, and maturity requirements pursuant to Securities and Exchange Commission (“SEC”) rules. The SEC and other regulatory agencies continue to review the regulation of money market funds, and may take additional regulatory action in the future. These changes may affect the securities and markets in which the Fund invests. These changes may also impact the Fund’s ability to implement its investment strategies as well as its future operations, expenses and/or yields.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s E*TRADE Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The performance of E*TRADE Class Shares is based on the performance of Morgan Shares prior to the inception of the E*TRADE Class Shares. The actual returns of the E*TRADE Class Shares would have been lower than those shown because E*TRADE Class Shares have higher expenses than Morgan Shares.

To obtain current yield information call E*TRADE Securities at 1-800-ETRADE-1 or go to www.etrade.com. Past performance is not necessarily an indication of how the Fund will perform in the future.

Best Quarter	3Q 2006	0.76%
Worst Quarter	1Q, 2Q, 3Q and 4Q 2009	0.00%
	1Q 2010
	2Q, 3Q and 4Q 2011
	1Q, 2Q, 3Q and 4Q 2012
	1Q, 2Q, and 3Q 2013

The Fund’s year-to-date total return as of 3/31/14 was 0.00%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
E*TRADE CLASS SHARES	0.03%	0.03%	0.89%

Management

J.P. Morgan Investment Management Inc.

Purchase and Sale of Fund Shares

The Fund’s E*TRADE Class Shares are offered only to clients of E*TRADE Securities. E*TRADE Class Shares may not be purchased directly by individuals, although E*TRADE Securities may purchase E*TRADE Class Shares for accounts maintained by individuals who generally have elected E*TRADE Class Shares as a “sweep” investment.

Purchase minimums
For E*TRADE Class Shares
To establish an account	No minimum levels
To add to an account	No minimum levels

You may purchase or redeem shares on any business day that the Fund is open:

•	Through E*TRADE Securities LLC by calling 1-800-ETRADE-1
•	By writing to E*TRADE Securities LLC, Harborside Financial Center, 501 Plaza II, 34 Exchange Place, Jersey City, NJ 07311.

Tax Information

The Fund’s distributions of interest on municipal obligations generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain obligations may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on obligations that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes. When your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, you may be subject to federal income tax on ordinary income or capital gains upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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0714-JCEXXP-P61791